Exhibit 1.1
American Campus Communities, Inc.
12,000,000 Shares of Common Stock
(Par Value $0.01 Per Share)
UNDERWRITING AGREEMENT
August 16, 2010
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
KeyBanc Capital Markets Inc.
Deutsche Bank Securities Inc.
J.P. Morgan Securities Inc.
as Representatives of the several Underwriters
 c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
One Bryant Park
New York, New York 10036
Ladies and Gentlemen:
     American Campus Communities, Inc., a Maryland corporation (the “Company”), proposes to sell to the several underwriters named in Schedule I hereto (the “Underwriters”), for whom you (the “Representatives”) are acting as representatives, 12,000,000 shares of Common Stock, $0.01 par value (“Common Stock”), of the Company (said shares to be issued and sold by the Company being hereinafter called the “Firm Securities”). The Company also proposes to grant to the Underwriters an option to purchase up to 1,800,000 additional shares of Common Stock to cover any overallotments (the “Option Securities;” the Option Securities, together with the Firm Securities, being hereinafter called the “Securities”). To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires.
     The Company has filed with the Securities and Exchange Commission (the “Commission”) an “automatic shelf registration statement,” as defined under Rule 405 (“Rule 405”) of the rules and regulations (the “1933 Act Regulations”) of the Commission promulgated under the Securities Act of 1933, as amended (the “1933 Act”), on Form S-3ASR (No. 333-157979), including the related base prospectus, covering the registration of debt securities, shares of Common Stock, shares of preferred stock and warrants under the Securities Act, and the offer and sale thereof from time to time in accordance with Rule 415 of the 1933 Act Regulations. Such registration statement, and any post-effective amendment thereto, became effective upon filing with the Commission in accordance with Rule 462(e) of the 1933 Act Regulations (“Rule

462(e)”). Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus supplement relating to the Securities in accordance with the provisions of Rule 430B of the 1933 Act Regulations (“Rule 430B”) and paragraph (b) of Rule 424 of the 1933 Act Regulations (“Rule 424(b)”). Any information included in such prospectus supplement that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B is referred to herein as “Rule 430B Information.” Each base prospectus and prospectus supplement used in connection with the offering of the Securities that omitted Rule 430B Information is referred to herein collectively as a “preliminary prospectus.” Such registration statement, at any given time, including any amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated or deemed incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at such time and the documents otherwise deemed to be a part thereof or included therein by the 1933 Act Regulations, is herein referred to as the “Registration Statement”; provided, however, that “Registration Statement” without reference to a time means the Registration Statement as of the time of the first contract of sale for the Securities, which time shall be considered the “new effective date” of the Registration Statement with respect to the Underwriters and the Securities (within the meaning of Rule 430B(f)(2)). The final base prospectus and the final prospectus supplement, in the form first furnished or made available to the Underwriters for use in connection with the offering of the Securities, including the documents incorporated or deemed incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act prior to the time of the execution of this Agreement, are referred to herein collectively as the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus or the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”) or its Interactive Data Electronic Applications system (“IDEA”).
     All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus, the Prospectus or the General Disclosure Package (as defined herein) (or other references of like import) shall be deemed to include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus, the Prospectus or the General Disclosure Package, as the case may be, prior to the execution of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus, the Prospectus or the General Disclosure Package shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”), which is or is deemed to be incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus, the Prospectus or the General Disclosure Package, as the case may be, at or after the execution of this Agreement.
          1. Representations and Warranties. Each of the Company and American Campus Communities Operating Partnership LP, a Maryland limited partnership (the “Operating Partnership” and together with the Company and American Campus Communities Holdings, LLC, a Maryland limited liability company and wholly owned subsidiary of the

Company (“ACCHL”), the “Transaction Entities”), jointly and severally represents and warrants to, and agrees with, each Underwriter as of the date hereof, as of the Applicable Time (as defined below), as of the Closing Date (as defined in Section 3 hereof), and as of each Date of Delivery (as defined in Section 3 hereof), as follows:
     The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement was filed by the Company with the Commission not earlier than three years prior to the date hereof. The Registration Statement became effective under the 1933 Act upon filing with the Commission. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, and the Securities have been and remain eligible for registration by the Company on an automatic shelf registration statement. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) of the 1933 Act Regulations has been received by the Company. No order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened or contemplated by the Commission or the securities authority of any jurisdiction. Any request on the part of the Commission for additional information has been complied with.
     At the respective times the Registration Statement and any post-effective amendments thereto became effective, at each deemed effective date with respect to the Underwriters and the Securities pursuant to Rule 430B(f)(2), at the Closing Date and at each Date of Delivery, if any, the Registration Statement and any amendments and supplements thereto complied, complies and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued, at the Closing Date or at any Date of Delivery, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     Any preliminary prospectus (including the prospectus filed as part of the Registration Statement or any amendment thereto) complied when so filed in all material respects with the 1933 Act and the 1933 Act Regulations and any such preliminary prospectus and the Prospectus delivered or made available to the Underwriters for use in connection with the offering of Securities was and will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR/IDEA, except to the extent permitted by Regulation S-T.

     As of the Applicable Time, each Issuer Free Writing Prospectus (as defined below) identified on Schedule II, the Statutory Prospectus (as defined below) and the information agreed to in writing by the Company and the Underwriters as the information to be conveyed orally by the Underwriters to purchasers of the Securities at the Applicable Time as set forth on Schedule II, all considered together (collectively, the “General Disclosure Package”), did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     The representations and warranties in the preceding three paragraphs shall not apply to statements in or omissions from the Registration Statement, or any post-effective amendment thereto, or the Prospectus or the General Disclosure Package, or any amendments or supplements thereto, made in reliance upon and in conformity with information furnished to the Company in writing by the Representatives on behalf of the Underwriters expressly for use in the Registration Statement or any post-effective amendment thereto, or the Prospectus or the General Disclosure Package, or any amendments or supplements thereto, as the case may be.
     As used in this subsection and elsewhere in this Agreement:
     “Applicable Time” means 5:30p.m (Eastern time) on August 16, 2010 or such other time as agreed by the Company and the Underwriters.
     “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), relating to the Securities (including any identified on Schedule II hereto) that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) is exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).
     “Statutory Prospectus” as of any time means the base prospectus that is included in the Registration Statement and the preliminary prospectus supplement relating to the Securities immediately prior to that time, including the documents incorporated or deemed incorporated by reference therein at such time.
     (a) The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), as applicable, and, when read together with the other information in the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, (a) at the time the Registration Statement became effective, (b) at the earlier of the time the Prospectus was first used and the date and time of the first contract of sale of the Securities, (c) at the Closing Date and (d) at each Date of Delivery, if any, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
     (b) (A) At the original effectiveness of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the 1933 Act Regulations) made any offer relating to the Securities in reliance on the exemption of Rule 163 of the 1933 Act Regulations, and (D) as of the execution of this Agreement, the Company was and is a “well-known seasoned issuer,” as defined in Rule 405.
     (c) (i) At the original effectiveness of the Registration Statement, (ii) at the earliest time after the original effectiveness of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities and (iii) as of the execution of this Agreement (with such time of execution being used as the determination date for purposes of this clause (iii)), the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.
     (d) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Underwriters as described in Section 5(c) hereof, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the General Disclosure Package or the Prospectus, including any document incorporated or deemed incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any such Issuer Free Writing Prospectus based upon and in conformity with information furnished to the Company in writing by the Representatives on behalf of the Underwriters expressly for use therein.
     (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with full power and authority (corporate and other) to own or lease, as the case may be, its properties and to operate its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which its ownership or lease of property or the operation of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have, or reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), business, earnings, properties, assets or prospects of the Transaction Entities and the Subsidiaries (as defined in Section 1(h) hereof), taken as a whole, whether or not arising from transactions in the ordinary course of business (“Material Adverse Effect”).
     (f) The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Maryland, is duly qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction in which its ownership or lease of property or the operation of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have, or reasonably be expected to have, a Material Adverse Effect, and has full power and authority necessary to own or lease, as the case may be, its properties and to operate its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement; ACCHL has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Maryland, is duly qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction in which its ownership or lease of property or the operation of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have, or reasonably be expected to have, a Material Adverse Effect, and has full power and authority necessary to own or lease, as the case may be, its properties and to operate its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus; and ACCHL is the sole general partner of the Operating Partnership. Additionally, the Company will contribute the net proceeds from the sale of the Firm Securities and, to the extent any portion of such overallotment option is exercised subsequent to the Closing Date, the Option Securities to the Operating Partnership in exchange for a number of common units of limited partnership in the Operating Partnership (“OP Units”) equal to the number of Firm Securities and, if applicable, Option Securities issued.
     (g) Each direct or indirect subsidiary of the Company, other than ACCHL and the Operating Partnership (each, a “Subsidiary” and collectively, the “Subsidiaries”), has been duly formed and is validly existing as a corporation, limited partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus, except where the failure to be in good standing would not have, or be reasonably expected to have, a Material Adverse Effect, and is duly qualified to do business as a foreign corporation, partnership or limited liability company in good standing in all other jurisdictions in which its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have, or be reasonably expected to have, a Material Adverse Effect; all of the issued and outstanding capital stock or other ownership interests of ACCHL and each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and were offered in compliance with all applicable federal and state securities laws in all material respects; and except as described in the Registration Statement, the General Disclosure Package and the Prospectus, ACCHL’s membership interests and each Subsidiary’s capital stock or other ownership interests will, immediately following the Closing Date and each Date of Delivery, be owned by the Company, directly or through subsidiaries, free and clear of any security interests, liens, mortgages, encumbrances, pledges, claims, defects or other restrictions of any kind (collectively, “Liens”), except where such Liens would not have, or reasonably be expected to have, a Material Adverse Effect. None of such equity interests were issued in violation of the preemptive or other similar rights of any securityholder of ACCHL or such Subsidiary. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for equity interests or other securities of ACCHL or any Subsidiary.
     (h) The Company’s authorized equity capitalization is as set forth in the documents incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Description of Capital Stock;” the outstanding shares of Common Stock are duly listed and admitted and authorized for trading on the New York Stock Exchange, Inc. (the “NYSE”) and, at the Closing Date, the Securities will have been approved for listing on the NYSE, subject to official notice of issuance; and, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.
     (i) The Securities and all other outstanding shares of capital stock of the Company, including any warrants or Restricted Stock Units (“RSUs”), have been duly and validly authorized; all outstanding shares of capital stock of the Company are, and, when the Securities to be issued and sold by the Company have been issued and delivered and paid for in accordance with this Agreement on the Closing Date and each Date of Delivery, such Securities will have been, validly issued, fully paid and nonassessable, have been, or will be, offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws) in all material respects and will conform, in all material respects, to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus and will be substantially in the form filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement; and the stockholders of the Company have no preemptive or other similar rights with respect to the Securities to be issued and sold by the Company. Upon payment of the purchase price and issuance and delivery of the Securities to be issued and sold by the Company in accordance herewith, the Underwriters will receive good, valid and marketable title to such Securities, free and clear of all Liens. The certificates to be used to evidence the Securities will be in substantially the form filed as an exhibit to the Registration Statement and will, on the Closing Date and each Date of

Delivery, be in proper form and will comply in all material respects with all applicable legal requirements, the requirements of the charter and by-laws of the Company and the requirements of the NYSE.
     (j) The outstanding OP Units have been duly authorized for issuance by the Operating Partnership, and are validly issued. The OP Units have been offered, issued and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws) in all material respects and conform to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus in all material respects. None of the OP Units or the profit interest units (“PIUs”) were issued in violation of the preemptive or other similar rights of any securityholder of the Operating Partnership. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for OP Units, PIUs or other securities of the Operating Partnership.
     (k) The OP Units to be issued by the Operating Partnership in connection with the Company’s contribution of the net proceeds from the sale of the Securities to the Operating Partnership have been duly authorized for issuance by the Operating Partnership to the Company, and at the Closing Date for the Firm Securities or the Date of Delivery for the Option Securities, as applicable, will be validly issued and fully paid. Such OP Units will be exempt from registration or qualification under the 1933 Act and applicable state securities laws. None of the OP Units will be issued in violation of the preemptive or other similar rights of any securityholder of the Operating Partnership.
     (l) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Transaction Entities and any person that would give rise to a valid claim against the Transaction Entities or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.
     (m) Except as provided in the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as the same may be amended and/or restated from time to time (the “Operating Partnership Agreement”), the PIU Vesting Agreement related thereto and the Registration Rights and Lock-up Agreement, dated as of March 1, 2006, between the Company and each of the persons who are signatories thereto and the Agreement and Plan of Merger, dated as of February 11, 2008, by and among GMH Communities Trust, GMH Communities, Inc., GMH Communities, LP, the Company, the Operating Partnership, American Campus Acquisition LLC and American Campus Acquisition Limited Partnership LP (the “GMH Agreement and Plan of Merger”), there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the 1933 Act with respect to any securities or to require the Company to include such securities in the securities registered pursuant to the Registration Statement.
     (n) None of the Transaction Entities or the Subsidiaries (i) is in violation of its charter, by-laws, certificate of formation, operating agreement or partnership agreement or similar organizational documents, (ii) is in default (whether with or without the giving of notice or passage of time or both) in the performance or observance of any obligation, agreement, term, covenant or condition contained in a contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, ground lease, development agreement, reciprocal easement agreement, deed restriction, utility agreement, management agreement or other agreement or instrument to which it is a party or by which it is bound, or to which any of the Properties (as hereinafter defined) or any of its other property or assets is subject (collectively, “Agreements and Instruments”), or (iii) is in violation of any statute, law, ordinance, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority to which it or the Properties or any of its other properties or assets is subject, except, in the case of clauses (ii) and (iii), for such defaults or violations that would not have, or reasonably be expected to have, a Material Adverse Effect.
     (o) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required to be made or obtained by the Transaction Entities or the Subsidiaries in connection with the transactions contemplated by this Agreement, except such consents, approvals, authorizations, filings or orders (i) as have been obtained under the 1933 Act, (ii) as may be required under the state securities or blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the General Disclosure Package and the Prospectus, and (iii) the absence of which would not have, or reasonably be expected to have, a Material Adverse Effect.
     (p) The execution, delivery and performance of this Agreement by the Transaction Entities party hereto and consummation of the transactions contemplated hereby do not and will not (whether with or without the giving of notice or passage of time or both) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or give rise to any right of termination, acceleration, cancellation, repurchase or redemption) or Repayment Event (as hereinafter defined) under, or result in the creation or imposition of a Lien (other than those described in the Registration Statement, the General Disclosure Package and the Prospectus) upon any property or assets of any of the Transaction Entities or the Subsidiaries pursuant to, (i) any statute, law, rule, ordinance, regulation, judgment, order or decree of any court, domestic or foreign, regulatory body, administrative agency, governmental body, arbitrator or other authority, domestic or foreign, having jurisdiction over any of the Transaction Entities or the Subsidiaries or any of their properties or assets, (ii) any term, condition or provision of any Agreements or Instruments, or (iii) the charter, by-laws, certificate of formation, operating agreement or partnership agreement or similar organizational documents, as applicable, of any of the Transaction Entities or the Subsidiaries, except, in the case of clauses (i) and (ii), for such conflicts, breaches, defaults, violations, rights, Repayment Events or Liens that are disclosed in the Registration Statement, the General Disclosure Package and the Prospectus or as would not have, or reasonably be expected to have, a Material Adverse Effect. The Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement. As used herein, “Repayment Event” means any event or condition which, without regard to compliance with any notice or other procedural requirements, gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by any of the Transaction Entities or the Subsidiaries.
     (q) This Agreement has been duly and validly authorized, executed and delivered by the Company and the Operating Partnership and the Operating Partnership Agreement has been duly and validly authorized, executed and delivered by the Transaction Entities party thereto and, to the knowledge of the Company, by each of the other parties thereto (other than the Representatives); and each of this Agreement and the Operating Partnership Agreement, assuming due authorization, execution and delivery by the parties thereto (other than the Transaction Entities), is a valid and binding agreement of each of the Transaction Entities party thereto, enforceable against the Transaction Entities party thereto in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws relating to creditors’ rights and general principles of equity and except as rights to indemnify and contribution thereunder may be limited by applicable law or policies underlying such law.
     (r) The Transaction Entities and the Subsidiaries possess all certificates, authorities, licenses, consents, approvals, permits and other authorizations (“Licenses”) issued by appropriate governmental agencies or bodies or third parties necessary to conduct the business now operated by them or proposed to be operated by them, are in compliance with the terms and conditions of all such Licenses, and have not received any notice of proceedings relating to the revocation or modification of any such Licenses except where the failure to possess any such License or to comply with any of its terms and conditions, or an adverse determination in any proceeding, would not individually or in the aggregate have, or reasonably be expected to have, a Material Adverse Effect.
     (s) The consolidated financial statements of the Company and its subsidiaries included or incorporated or deemed incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly in all material respects the consolidated financial position of the Company at the dates indicated and the consolidated results of operations, change in owners’ equity and cash flows of the Company for the periods specified; and said financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and subject to normal year-end adjustments in the case of any unaudited interim financial statements) and have been prepared on a consistent basis with the books and records of the Company. The supporting schedules included or incorporated or deemed incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The historical summaries of revenue and certain operating expenses of properties included or incorporated or deemed incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the revenues and operating expenses included in such summaries for the periods specified in conformity with GAAP.

The selected financial data and the summary financial information included or incorporated or deemed incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the financial statements included or incorporated or deemed incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus. No other historical or pro forma financial statements (or schedules) are required by the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations to be included or incorporated or deemed incorporated by reference in the Registration Statement or the Prospectus. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the 1934 Act and Item 10 of Regulation S-K of the 1933 Act Regulations, to the extent applicable.
     (t) Ernst & Young LLP, which has certified certain financial statements included or incorporated or deemed incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board and as required by the 1933 Act.
     (u) The Agreement for Assignment of LLC Interests, dated as of June 1, 2010, by and between the Operating Partnership and GF II/GMH II LLC (“GF II”) (the “Fund II Agreement”) and the Agreement for Assignment of LLC Interests, dated as of June 1, 2010 by and between the Operating Partnership and GF III/ACC LLC (“GF III” and together with GF II, the “Fund Entities”) (the “Fund III Agreement” and together with the Fund II Agreement, the “Fund Agreements”) have been duly authorized, executed and delivered by the Operating Partnership and, to the knowledge of any of the Transaction Entities, by each of the Fund Entities, and constitute a valid and binding agreement of the Operating Partnership, enforceable against the same in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws relating to creditors’ rights and general principles of equity. The Operating Partnership has complied in all material respects with the terms of the Fund Agreements required to be complied with on or prior to the date hereof and compliance by the Operating Partnership with its obligations thereunder will not (whether with or without the giving of notice or passage of time or both) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or give rise to any right of termination, acceleration, cancellation, repurchase or redemption) or Repayment Event under, or result in the creation or imposition of a Lien (other than those disclosed in the Registration Statement, the General Disclosure Package and the Prospectus) upon any property or assets of the Transaction Entities or any other Subsidiary pursuant to, (i) any statute, law, rule, ordinance, regulation, judgment, order or decree of any court, domestic or foreign, regulatory body, administrative agency, governmental body, arbitrator or other authority, domestic or foreign, having jurisdiction over the Transaction Entities or any other Subsidiary or any of their properties or assets, (ii) any term, condition or provision of any Agreements or Instruments, or (iii) the charter, by-laws, certificate of formation, operating agreement or partnership agreement or similar organizational documents, as applicable, of any of the Transaction Entities or any other Subsidiary, except, in the cases of clauses (i) and (ii), for such conflicts, breaches, defaults, violations, rights, Repayment Events or Liens that are disclosed in the Registration Statement, the General Disclosure Package and the Prospectus or as would not have, or reasonably be expected to have, a Material Adverse Effect.
     (v) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.
     (w) The Company, beginning with its taxable year ended December 31, 2004, has been organized and operated, and as of the Closing Date and each Date of Delivery, if any, will continue to be organized and operated, in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Internal Revenue Code 1986, as amended (the “Code”), and the current and proposed method of operation of the Company, as described in the Registration Statement, the General Disclosure Package and the Prospectus and as represented by the Transaction Entities, will permit the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code for so long as the Board of Directors of the Company deems it in the best interests of the Company’s stockholders to remain so qualified for taxation as a REIT under the Code.
     (x) All federal, state, local and foreign tax returns or valid extensions filed for, and reports required to be filed by any of the Transaction Entities or the Subsidiaries, in each case, to the extent material (“Returns”), have been timely filed; all such Returns are true, correct and complete in all material respects; and all federal, state, county, local or foreign taxes, charges, fees, levies, fines, penalties or other assessments, including all net income, gross income, sales and use, ad valorem, transfer, gains, profits, excise, franchise, real and personal property, gross receipts, capital stock, disability, employment, pay-roll, license, estimated, stamp, custom duties, severance or withholding taxes or charges imposed by any Governmental Authority (as defined hereafter) (including any interest and penalties (civil or criminal) on or additions to any such taxes and any expenses incurred in connection with the determination, settlement or litigation of any tax liability), in each case, to the extent material (“Taxes”), shown in such Returns or on assessments received by any of the Transaction Entities or the Subsidiaries or otherwise due and payable or claimed to be due and payable by any Governmental Authority, have been paid, except for any such tax, charge, fee, levy, fine, penalty or other assessment that (i) is currently being contested in good faith, (ii) would not have, or reasonably be expected to have, a Material Adverse Effect or (iii) is described in the Registration Statement, the General Disclosure Package and the Prospectus. None of the Transaction Entities or the Subsidiaries has requested any extension of time within which to file any Return, which Return has not since been filed within the extended time. None of the Transaction Entities or the Subsidiaries has executed any outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Returns. No audits or other administrative proceedings or court proceedings are presently pending nor threatened against any of the Transaction Entities or the Subsidiaries with regard to any Taxes or Returns of any of the Transaction Entities or the Subsidiaries, and no taxing authority has notified any of the Transaction Entities or the Subsidiaries in writing that it intends to investigate its Tax affairs.
     (y) Each of the Transaction Entities and the Subsidiaries has complied in all material respects with the provisions of the Code relating to the payment and withholding of Taxes, including, without limitation, the withholding and reporting requirements under Sections 1441 through 1446, 3401 through 3406, and 6041 and 6049 of the Code, as well as similar provisions under any other laws, and has, within the time and in the manner prescribed by law, withheld and paid over to the proper governmental authorities all material amounts required in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.
     (z) None of the Transaction Entities or the Subsidiaries (including any predecessor entities) has distributed, or prior to the later of the Closing Date (or the final Date of Delivery) and the completion of the distribution of the Securities, will distribute, any offering material in connection with the offering or sale of the Securities other than the Registration Statement, the General Disclosure Package and the Prospectus and any other written materials consented to by the Representatives pursuant to Section 5(g) hereof) (it being understood that no representation is made with respect to any other materials distributed by the Representatives).
     (aa) Each of the Transaction Entities and the Subsidiaries is in compliance, in all material respects, with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which any of the Transaction Entities would have any liability; none of the Transaction Entities or the Subsidiaries has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Code, including the regulations and published interpretations thereunder; and each “pension plan” for which any of the Transaction Entities or the Subsidiaries would have any liability and that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except where the failure to be so qualified would not have, or reasonably be expected to have, a Material Adverse Effect.
     (bb) To the knowledge of the Transaction Entities, no portion of the assets of the Transaction Entities and the Subsidiaries constitutes “plan assets” of an employee benefit plan as defined in and subject to Title I of ERISA or a plan as defined in and subject to Section 4975 of the Code.
     (cc) (1) The Transaction Entities or the Subsidiaries or any joint ventures in which the Transaction Entities or any Subsidiary owns an interest, as the case may be, will have good and marketable fee simple title or leasehold title to all of the properties and other assets owned or leased by them described in the Registration Statement, the General Disclosure Package and the Prospectus as owned by the Transaction Entities or the Subsidiaries or the applicable joint venture (the “Properties”), in each case, free and clear of all Liens, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus or such as would not have, or reasonably be expected to have, a Material Adverse Effect; (2) all Liens on or affecting the Properties that are required to be disclosed in the Registration Statement, the General Disclosure Package and the Prospectus are disclosed therein and none of the Transaction Entities or the Subsidiaries is in default under any such Lien except for such defaults that would not have, or reasonably be expected to have, a Material Adverse Effect; (3) none of the Transaction Entities is in violation of any municipal, state or federal law, rule or regulation concerning the Properties or any part thereof which violation would have, or reasonably be expected to have, a Material Adverse Effect; (4) each of the Properties complies with all applicable zoning laws, laws, ordinances, regulations, development agreements, reciprocal easement agreements, ground or airspace leases and deed restrictions or other covenants, except where the failure to comply would not have, or reasonably be expected to have, a Material Adverse Effect or could not result in a forfeiture or reversion of title; and (5) none of the Transaction Entities or the Subsidiaries has received from any Governmental Authority any written notice of any condemnation of or zoning change materially affecting the Properties or any part thereof, and none of the Transaction Entities or the Subsidiaries knows of any such condemnation or zoning change which is threatened and which if consummated would have, or reasonably be expected to have, a Material Adverse Effect.
     (dd) Each of the Transaction Entities and the Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are generally deemed prudent and customary in the businesses in which they are or will be engaged as described in the Registration Statement, the General Disclosure Package and the Prospectus; all policies of insurance and fidelity or surety bonds insuring any of the Transaction Entities or the Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; each of the Transaction Entities and the Subsidiaries is in compliance with the terms of such policies and instruments in all material respects; except as described in the Registration Statement, the General Disclosure Package and the Prospectus, there are no material claims by any of the Transaction Entities or the Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, none of the Transaction Entities or the Subsidiaries has been refused any insurance coverage sought or applied for; and none of the Transaction Entities or the Subsidiaries has any reason to believe that any of them will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue to conduct its business as currently conducted or as proposed to be conducted in the Registration Statement, the General Disclosure Package and the Prospectus at a cost that would not have a Material Adverse Effect.

     (ee) Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the mortgages and deeds of trust encumbering the Properties, including, without limitation, the participating properties, and real property (and improvements thereon) owned or leased by any of the Transaction Entities or the Subsidiaries are described in the Registration Statement, the General Disclosure Package and the Prospectus and are not convertible and none of the Transaction Entities, the Subsidiaries, or any person affiliated therewith holds a participating interest therein, and such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property other than the Properties.
     (ff) The Operating Partnership or a Subsidiary has title insurance on the fee interests and/or leasehold interests (in the case of a ground lease interest) in each of the Properties covering such risks and in such amounts as are commercially reasonable for the assets owned or leased by them and that are consistent with the types and amounts of insurance typically maintained by owners and operators of similar properties, and in each case such title insurance is in full force and effect.
     (gg) Except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (i) the Transaction Entities and the Subsidiaries and the Properties have been and are in material compliance with, and none of the Transaction Entities or the Subsidiaries has any material liability under, applicable Environmental Laws (as hereinafter defined), (ii) none of the Transaction Entities, the Subsidiaries, or, to the knowledge of the Transaction Entities, the prior owners or occupants of the property at any time or any other person or entity (including adjacent landowners or lessees) has at any time released (as such term is defined in Section 101(22) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. §§ 9601-9675 (“CERCLA”)) or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from the Properties or other assets owned by the Transaction Entities or the Subsidiaries, except for such releases or dispositions as would not be reasonably likely to cause the Transaction Entities or the Subsidiaries to incur material liability and that would not require disclosure pursuant to Environmental Laws, (iii) the Transaction Entities do not intend to use the Properties or other assets owned by any of the Transaction Entities or the Subsidiaries or any subsequently acquired properties, other than in material compliance with applicable Environmental Laws, (iv) none of the Transaction Entities or the Subsidiaries knows of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters (including, but not limited to, groundwater and surface water) on, beneath or adjacent to the Properties, or onto lands or other assets owned by the Transaction Entities or the Subsidiaries from which Hazardous Materials might seep, flow or drain into such waters except for such as would not be reasonably likely to cause the Transaction Entities or the Subsidiaries to incur material liability, (v) none of the Transaction Entities or the Subsidiaries has received any notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any Environmental Law or common law by any governmental or quasi-governmental body or any third party with respect to the Properties or the assets described in the Registration Statement, the General Disclosure Package and the Prospectus or arising out of the conduct of the Transaction

Entities or the Subsidiaries, except for such claims that would not be reasonably likely to cause the Transaction Entities to incur material liability and that would not require disclosure pursuant to Environmental Laws and (vi) neither the Properties nor any other land or other assets currently owned by any of the Transaction Entities or the Subsidiaries is included or, to the best of the Transaction Entities’ and the Subsidiaries’ knowledge, proposed for inclusion on the National Priorities List issued pursuant to CERCLA by the United States Environmental Protection Agency (the “EPA”) or, to the best of the Transaction Entities’ and the Subsidiaries’ knowledge, proposed for inclusion on any similar list or inventory issued pursuant to any other applicable Environmental Law or issued by any other Governmental Authority. To the knowledge of the Transaction Entities and the Subsidiaries, there have been no and are no (i) aboveground or underground storage tanks, (ii) polychlorinated biphenyls (“PCBs”) or PCB-containing equipment, (iii) asbestos or asbestos containing materials, (iv) lead based paints, (v) dry-cleaning facilities, or (vi) wet lands, in each case in, on, under, or adjacent to any Property or other assets owned by the Transaction Entities or the Subsidiaries the existence of which has had, or is reasonably expected to have, a Material Adverse Effect.
     As used herein, “Hazardous Material” shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, toxic substances, or related materials, asbestos or any hazardous material as defined by any applicable federal, state or local environmental law, ordinance, statute, rule or regulation including, without limitation, CERCLA, the Hazardous Materials Transportation Act, as amended, 49 U.S.C. §§5101-5128, the Solid Waste Disposal Act, as amended, 42 U.S.C. §§ 6901-6992k, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001-11050, the Toxic Substances Control Act, 15 U.S.C. §§ 2601-2692, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§ 136-136y, the Clean Air Act, 42 U.S.C. §§ 7401-7671q, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. §§ 1251-1387, the Safe Drinking Water Act, 42 U.S.C. §§ 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. §§ 651-678, as any of the above statutes may be amended from time to time, and in the regulations promulgated pursuant to any of the foregoing (including environmental statutes not specifically defined herein) (individually, an “Environmental Law” and collectively, “Environmental Laws”) or by any federal, state or local governmental authority having or claiming jurisdiction over the Properties and other assets described in the Registration Statement, the General Disclosure Package and the Prospectus (a “Governmental Authority”).
     (hh) No labor disturbance by or dispute with the employees of any of the Transaction Entities or the Subsidiaries exists or, to the knowledge of the Transaction Entities, is threatened or imminent, and the Transaction Entities are not aware of any existing or, to the knowledge of the Transaction Entities, imminent labor disturbance by the employees of any of their or their subsidiaries’ principal suppliers, contractors or customers, that would have a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus.

     (ii) The Transaction Entities and the Subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Transaction Entities’ business as now conducted or as proposed in the Registration Statement, the General Disclosure Package and the Prospectus to be conducted. Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, (a) to the knowledge of the Company, there are no rights of third parties to any such Intellectual Property, (b) to the knowledge of the Company, there is no material infringement by third parties of any such Intellectual Property, (c) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Transaction Entities’ rights in or to any such Intellectual Property, and the Transaction Entities are unaware of any facts which would form a reasonable basis for any such claim, (d) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Transaction Entities are unaware of any facts which would form a reasonable basis for any such claim and (e) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Transaction Entities infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Transaction Entities are unaware of any other fact which would form a reasonable basis for any such claim.
     (jj) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no pending actions, suits or proceedings against or affecting any of the Transaction Entities, the Subsidiaries or any of the Properties or other assets that, if determined adversely to any of the Transaction Entities or the Subsidiaries, would have, or reasonably be expected to have, a Material Adverse Effect, or would materially and adversely affect the ability of the Transaction Entities to perform their obligations under this Agreement, or which are otherwise material in the context of the sale of the Securities; and no such actions, suits or proceedings are, to the Transaction Entities’ knowledge, threatened or contemplated.
     (kk) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, since the date of the latest audited financial statements included or incorporated or deemed incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus, (1) there has been no Material Adverse Effect, (2) there have been no transactions entered into by any of the Transaction Entities or the Subsidiaries which are material with respect to the Transaction Entities and their Subsidiaries taken as a whole, (3) none of the Transaction Entities or the Subsidiaries has incurred any obligation or liability, direct, contingent or otherwise that is or would be material to the Transaction Entities and the Subsidiaries taken as a whole and (4) there has been no dividend or distribution of any kind declared, paid or made by the Transaction Entities on any class of its capital stock or by the Operating Partnership or any of its Subsidiaries with respect to its OP Units.

     (ll) None of the Transaction Entities nor any Subsidiary is, or after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the General Disclosure Package and the Prospectus will be, an “investment company” as defined in the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder ( collectively, the “1940 Act”).
     (mm) There is no franchise, contract or other document to which any of the Transaction Entities or the Subsidiaries is a party that is required by the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations to be described in the Registration Statement, the General Disclosure Package or the Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required.
     (nn) No relationship, direct or indirect, exists between or among any of the Transaction Entities on the one hand, and the directors, officers, stockholders, customers or suppliers of the Transaction Entities on the other hand, which is required pursuant to the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations to be described in the Registration Statement, the General Disclosure Package or the Prospectus which is not so described.
     (oo) Except (i) to the extent not required to be described or filed pursuant to the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, (ii) as described in the Registration Statement, the General Disclosure Package and the Prospectus or (iii) for the agreements referred to herein, none of the Transaction Entities’ or the Subsidiaries’ directors, officers, interest holders, stockholders, members, partners, members of management, other employees or their respective affiliates is a party to any contracts or agreements with any of the Transaction Entities or the Subsidiaries and none of the Transaction Entities’ or the Subsidiaries’ directors, officers, interest holders, members, partners, members of management, other employees or their respective affiliates owns any property or right, tangible or intangible, which is used in any material manner by any of the Transaction Entities or the Subsidiaries.
     (pp) Each of the Transaction Entities and the Subsidiaries (i) makes and keeps accurate books and records in all material respects and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements in conformity with GAAP and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of the Company’s most recent audited fiscal year, there has been (I) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (II) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

     (qq) The Transaction Entities and the Subsidiaries employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by them in the reports filed or submitted under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to management, including the principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.
     (rr) The operations of the Transaction Entities and the Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Transaction Entities or the Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.
     (ss) None of the Transaction Entities, any of the Subsidiaries or, to the knowledge of the Transaction Entities, any director, officer, agent or employee of the Transaction Entities or the Subsidiaries is currently included on the List of Specially Designated Nationals and Blocked Persons (the “SDN List”) maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Transaction Entities shall not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently included on the SDN List maintained by OFAC.
     (tt) Neither the Transaction Entities or the Subsidiaries nor, to the knowledge of the Transaction Entities, any director, officer, agent or employee of the Transaction Entities or the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Transaction Entities and the Subsidiaries have conducted their businesses in compliance with the FCPA.
     (uu) None of the Transaction Entities, the Subsidiaries or, to the knowledge of the Company, their respective officers, directors, members or controlling persons has taken, or will take, directly or indirectly, any action designed to or that might reasonably be expected to result in a violation of Regulation M under the 1934 Act or cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.
     (vv) The Company intends to apply the net proceeds from the sale of the Securities substantially in accordance with the description set forth in the General Disclosure Package and the Prospectus under the heading “Use of Proceeds.”
     (ww) Each of the Operating Partnership and any other Subsidiary that is a partnership or a limited liability company has been properly classified either as a partnership or as an entity disregarded as separate from the Company for Federal income tax purposes throughout the period from its formation through the date hereof.
     (xx) Except as described in or contemplated by the Registration Statement, the General Disclosure Package and the Prospectus, none of the Operating Partnership or the Subsidiaries is currently prohibited, directly or indirectly, from paying any distributions to the Company to the extent permitted by applicable law, from making any other distribution on the Operating Partnership’s partnership interests, or from repaying to the Company any loans or advances made by the Company to the Operating Partnership.
     (yy) There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications, in each case, to the extent the Sarbanes-Oxley Act applies to the Company.
     (zz) None of the Transaction Entities has directed the Underwriters to reserve shares for purchase by any director, officer or employee of any of the Transaction Entities or any third party.
          Any certificate signed by any officer or representative of the Transaction Entities and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by each of the Transaction Entities, as to matters covered thereby, to each Underwriter.
          2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $25.92 per share, the amount of the Firm Securities set forth opposite such Underwriter’s name in Schedule I hereto. The parties hereto agree that the initial public offering price shall be $27.00 per share.
     (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 1,800,000 Option Securities at the same purchase price per share as the Underwriters shall pay for the Firm Securities less an amount equal to any dividends payable or paid to the holders of the Initial Securities but not payable or paid to the holders of the Option Securities. Said option may be exercised only to cover overallotments in the sale of the Firm Securities by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of this Agreement upon written or telegraphic notice by the Representatives to the Company setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the time, date and place of payment and delivery of such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Underwriters in accordance with Section 3 hereof. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Firm Securities, subject to such adjustments as the Representatives in their absolute discretion shall make to eliminate any fractional shares.
          3. Delivery and Payment. Delivery of and payment for the Firm Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third business day prior to the Closing Date) shall be made at 10:00 am, New York City time, at the offices of Sidley Austin llp, 787 Seventh Avenue, New York, New York 10019, on August 20, 2010, or at such time on such later date not more than three business days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Firm Securities and the Option Securities shall be made, and the Firm Securities and the Option Securities shall be registered in such names and denominations, as the Representatives shall have requested at least one full business day prior to the Closing Date (or any Date of Delivery, as the case may be).
     If the option provided for in Section 2(b) hereof is exercised after the third business day prior to the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Representatives, at the above-mentioned offices of Sidley Austin LLP, or at such other place as shall be agreed upon by you and the Company, on the date specified by the Representatives (which shall be within three business days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on each Date of Delivery, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.
          4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the General Disclosure Package and the Prospectus.

          5. Agreements. The Company agrees with the several Underwriters that:
     (a) The Company will comply, subject to the remainder of this clause (a), with the requirements of Rule 430B. Prior to the termination of the offering of the Securities, the Company will not use or file any amendment of the Registration Statement or amendment or supplement to the General Disclosure Package or the Prospectus or any new registration statement relating to the Securities unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment, supplement, or new registration statement to which you reasonably object. The Company has given the Representatives notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within 48 hours prior to the Applicable Time. The Company will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives with the Commission pursuant to the applicable paragraph of 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (a) of the effectiveness of any amendment to the Registration Statement or any new registration statement relating to the Securities, (b) of the transmittal to the Commission for filing of any supplement or amendment to the Prospectus or any document to be filed pursuant to the 1934 Act, (c) of the receipt of any comments from the Commission with respect to the Registration Statement or Prospectus or documents incorporated or deemed to be incorporated by reference therein, (d) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information relating thereto, (e) of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement, or notice objecting to its use pursuant to Rule 401(g)(2), or any order preventing or suspending the use of any preliminary prospectus or the Prospectus or the institution or threatening of any proceedings for that purpose or of any examination pursuant to Section 8(d) or 8(e) of the 1933 Act concerning the Registration Statement, (f) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities, and (g) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such order or the suspension of any such qualification, and, if issued, to obtain as soon as possible, the withdrawal thereof.
     The Company shall pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).
     (b) If, immediately prior to the third anniversary of the initial effective date of the Registration Statement (the “Renewal Deadline”), any Securities remain unsold by the Underwriters, the Company will, prior to that date, (i) promptly notify you and (ii)

promptly file, if it has not already done so and is eligible to do so, an automatic shelf registration statement relating to the Securities, in a form satisfactory to you. If at the Renewal Deadline the Company is not eligible to file an automatic shelf registration statement, the Company will, if it has not already done so, (i) promptly notify you, (ii) promptly file, if it has not already done so, a new registration statement or post-effective amendment on the proper form relating to such Securities, in a form satisfactory to you, (iii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective within 180 days after that date and (iv) promptly notify you of such effectiveness. References herein to the “Registration Statement” shall include such automatic shelf registration statement or such new shelf registration statement or post-effective amendment, as the case may be.
     (c) If, at any time when a prospectus relating to the Securities is required to be delivered (or but for the exception afforded by Rule 172 of the 1933 Act Regulations (“Rule 172”) would be required to be delivered) under the 1933 Act, any event or development occurs as a result of which the Registration Statement or the Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, or if it shall be necessary to amend the Registration Statement or amend or supplement the Prospectus to comply with the 1933 Act or the 1933 Act Regulations or to file a new registration statement relating to the Securities, the Company promptly will (1) notify the Representatives of any such event or development, (2) prepare and file with the Commission, subject to Section 5(a) hereof, such amendment, supplement or new registration statement which will correct such statement or omission, effect such compliance or satisfy such filing requirement, (3) use its best efforts to have any such amendment to the Registration Statement or new registration statement declared effective as soon as possible (if not an automatic shelf registration statement) and (4) supply any amended or supplemented Prospectus to the Underwriters in such quantities as they may reasonably request. If, at any time after the date hereof, an event or development occurs as a result of which the General Disclosure Package contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is used, not misleading, the Company promptly will (1) notify the Representatives of any such event or development, (2) prepare, subject to Section 5(a), an amendment or supplement to the General Disclosure Package to eliminate or correct such untrue statement or omission and (3) supply any amended or supplemented General Disclosure Package to the Underwriters in such quantities as they may reasonably request. If at any time following the issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement (or any other registration statement relating to the Securities), the Statutory Prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Underwriters and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The Underwriters’

delivery of any such amendment or supplement shall not constitute a waiver of any of the conditions in Section 6 hereof.
     (d) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 under the 1933 Act.
     (e) The Company will furnish to the Representatives and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement and, so long as delivery of a prospectus by an Underwriter or dealer is or may be (or but for the exception afforded by Rule 172 would be) required by the 1933 Act, as many copies of any preliminary prospectus and the Prospectus as the Representatives may reasonably request.
     (f) During the period from the date of this Agreement through the five year anniversary hereof, the Company will furnish upon request to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish upon request to the Representatives as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the 1934 Act or mailed to stockholders.
     (g) The Company represents and agrees that, unless it obtains the prior written consent of the Underwriters, and each Underwriter agrees that, unless it obtains the prior written consent of the Company and the other Underwriters, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission other than the Issuer Free Writing Prospectuses, if any, identified on Schedule II hereto. Each of the Issuer Free Writing Prospectuses, if any, identified on Schedule II hereto and free writing prospectuses, if any, consented to by the Company and the Underwriters is referred to herein as a “Permitted Free Writing Prospectus.” The Company represents that is has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. Notwithstanding the foregoing, the Company consents to the use by any Underwriter of a free writing prospectus that contains only (a)(i) information describing the preliminary terms of the Securities or their offering, (ii) information meeting the requirements of Rule 134 of the 1933 Act Regulations or (iii) information that describes the final terms of the Securities or their offering or (b) other customary information that is neither “issuer information,” as defined in Rule 433, nor otherwise an Issuer Free Writing Prospectus.
     (h) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.
     (i) For a period from the date of the Prospectus through and including the 60th day following the date of the Prospectus, the Company will not, and will not permit the Operating Partnership to, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement (except for (i) a registration statement on Form S-4 relating to the Company’s acquisition of another entity and (ii) a post-effective amendment on Form S-3 to Form S-4 (File No. 333-150059) for purposes of converting such registration statement on Form S-4, originally registering shares issued in connection with the GMH Agreement and Plan of Merger, to Form S-3) under the 1933 Act relating to shares of Common Stock other than the Securities or securities convertible into or exchangeable or exercisable for any shares of Common Stock, including, without limitation, OP Units, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing, without the prior written consent of the Representatives, other than (A) grants of stock options, PIUs, RSUs or restricted stock to employees, consultants or directors pursuant to the terms of a plan in effect as of the date of the Prospectus, (B) issuances of Common Stock in connection with redemptions of any OP Units and pursuant to a dividend reinvestment plan (if any) and (C) issuances of Common Stock, OP Units or other securities convertible into or exchangeable or exercisable for shares of Common Stock in connection with other acquisitions of interests in real property, real property companies or entities owning interests in real property.
     (j) The Company will use its reasonable best efforts to meet the requirements to qualify, for the taxable year ending December 31, 2010 and for each of its succeeding taxable years for so long as the Board of Directors of the Company deems it in the best interests of the Company’s stockholders to remain so qualified, for taxation as a REIT under the Code.
     (k) The Company will use its best efforts to cause the Securities to be approved for listing, subject to official notice of issuance, on the NYSE prior to the Closing Date.
     (l) The Company will use its commercially reasonable efforts to complete the construction of its properties that it owns as of the date hereof in accordance with the descriptions set forth in the Registration Statement, the General Disclosure Package and the Prospectus.
     (m) For so long as the delivery of a prospectus is required by Federal or state law in connection with the offering or sale of the Securities, the Company will comply in all material respects with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and will use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply in all material respects with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.
     (n) The Company will file with the Commission such reports as may be required pursuant to Rule 463 under the 1933 Act.
     (o) Neither the Transaction Entities nor the Subsidiaries will take, directly or indirectly, any action designed to, or that would constitute or that might reasonably be expected to, cause or result in, under the 1934 Act or otherwise, stabilization or manipulation of the price of any of their securities to facilitate the sale or resale of the Securities.
     (p) For so long as the delivery of a prospectus is required by Federal or state law in connection with the offering or sale of the Securities, the Company will take such steps as shall be necessary to ensure that none of the Transaction Entities shall become an “investment company” within the meaning of such term under the 1940 Act.
     (q) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), any preliminary prospectus, the Prospectus, any Permitted Free Writing Prospectus and all amendments or supplements to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, any preliminary prospectus, the Prospectus, any Permitted Free Writing Prospectus and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum or any supplement thereto and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the 1934 Act and the listing of the Securities on NYSE; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the jurisdictions referenced in Section 5(h) hereof (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the Financial Industry Regulatory Authority (the “FINRA”) (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities, if any; (ix) the fees and expenses of the Company’s accountants, counsel (including local and special counsel) and transfer agent and registrar; (x) any travel expenses of the Company’s officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Securities; (xi) all other costs and expenses incident to the performance by the

Company of its obligations hereunder; and (xii) the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Securities made by the Underwriters caused by a breach of the representation contained in the fourth paragraph of Section 1 hereof.
     (r) During the period when a prospectus is required (or but for the exception afforded by Rule 172 would be required) to be delivered by the Underwriters under the 1933 Act or the 1934 Act, the Company will (1) comply with all provisions of the 1933 Act and (2) file all documents required to be filed with the Commission pursuant to the 1934 Act or the 1934 Act Regulations within the time periods prescribed therefor.
     (s) If at any time when Securities remain unsold by the Underwriters the Company receives from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify you, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to such Securities, in a form and substance satisfactory to you, (iii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable and (iv) promptly notify you of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the “Registration Statement” shall include such new registration statement or post-effective amendment, as the case may be.
          6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Firm Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Transaction Entities contained herein as of the date hereof, the Applicable Time, the Closing Date and each Date of Delivery, if any, pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:
     (a) On the Closing Date, (i) the Registration Statement shall have been filed by the Company with the Commission not earlier than three years prior to the date hereof and became effective upon filing in accordance with Rule 462(e) of the 1933 Act Regulations and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters, and no notice of objection of the Commission to the use of such form of registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) of the 1933 Act Regulations has been received by the Company, (ii) each preliminary prospectus and the Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) without reliance on Rule

424(b)(8) (or a post-effective amendment providing such information shall have been filed and become effective in accordance with the requirements of Rule 430B), and no order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been issued by the Commission or the securities authority of any jurisdiction, (iii) any material required to be filed by the Company pursuant to Rule 433(d) of the 1933 Act Regulations shall have been filed with the Commission within the applicable time periods prescribed for such filings under such Rule 433, (iv) the Company shall have paid the required Commission filing fees relating to the Firm Securities within the time period required by Rule 456(b)(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b), and (v) there shall not have come to your attention any facts that would cause you to believe that the General Disclosure Package or the Prospectus, at the time it was, or was required to be, delivered or made available to purchasers of the Securities, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.
     (b) The Company shall have requested and caused Locke Lord Bissell & Liddell LLP, counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date (or the applicable Date of Delivery, as the case may be) and addressed to the Representatives, to the matters attached as Exhibit A hereto. In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of Texas, New York, Maryland or Delaware (to the extent limited to Delaware corporate laws) or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company or the general partner of the Operating Partnership and public officials. Such opinion shall also cover any amendments or supplements thereto at the Closing Date (or the applicable Date of Delivery, as the case may be).
          In addition, Locke Lord Bissell & Liddell LLP shall state that, although such counsel has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the General Disclosure Package or the Prospectus, no facts have come to such counsel’s attention that have caused such counsel to believe that (i) the Registration Statement or any amendment thereto, at the time of filing of the Company’s Annual Report or as of the “new effective date” with respect to the Underwriters and the Securities pursuant to, and within the meaning of, Rule 430B(f)(2), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the General Disclosure Package, at the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Prospectus, or any amendment or supplement thereto, as of their respective issue dates or at the Closing Date or the applicable Date of Delivery, as the case may be, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements, related notes and schedules and other financial information included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no statement). With respect to statements contained in the General Disclosure Package, any statement contained in any of the constituent documents shall be deemed to be modified or superseded to the extent that any information contained in subsequent constituent documents modifies or replaces such statement.
     (c) The Representatives shall have received from Sidley Austin llp, counsel for the Underwriters, such opinion or opinions, dated the Closing Date (or the applicable Date of Delivery, as the case may be) and addressed to the Representatives, with respect to the issuance and sale of the Securities, the disclosure in the Registration Statement, the General Disclosure Package and the Prospectus and other related matters as the Representatives may reasonably require, and the Transaction Entities shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company or the general partner of the Operating Partnership and public officials. In addition, in rendering such opinion, such counsel may rely on and assume the accuracy of an opinion of Locke Lord Bissell & Liddell LLP, counsel for the Company, dated as of the Closing Date (or the applicable Date of Delivery, as the case may be), with respect to matters of Maryland law.
     (d) Each of the Company and the Operating Partnership shall have furnished to the Representatives a certificate, signed by the Chairman of the Board or President and the principal financial or accounting officer of the Company on behalf of the Company and ACCHL, for itself and as general partner of the Operating Partnership, respectively, dated the Closing Date (or the applicable Date of Delivery, as the case may be), to the effect that the signers of such certificate have carefully examined the Registration Statement, the General Disclosure Package and the Prospectus and any amendments or supplements to the foregoing, as well as this Agreement, and that:
     (i) the representations and warranties of the Transaction Entities in this Agreement are true and correct on and as of the Closing Date (or the applicable Date of Delivery, as the case may be) with the same effect as if made on the Closing Date (or such Date of Delivery, as the case may be) and the Transaction Entities have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to the Closing Date (or such Date of Delivery, as the case may be);

     (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the Company’s knowledge, are threatened by the Commission, no notice of objection of the Commission to the use of such form of registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) of the 1933 Act Regulations has been received by the Company and no order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been issued by the Commission or the securities authority of any jurisdiction; and
     (iii) since the date of the most recent financial statements included or incorporated or deemed incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus (for the avoidance of doubt, exclusive of any amendment or supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), business, earnings, properties, assets or prospects of the Transaction Entities and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus (for the avoidance of doubt, exclusive of any amendment or supplement thereto).
     (e) At the date hereof, the Representatives shall have received a letter from Ernst & Young LLP dated such date, in form and substance reasonably satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus.
     (f) On the Closing Date (or the applicable Date of Delivery, as the case may be), the Representatives shall have received a letter, dated the Closing Date (or such Date of Delivery, as the case may be), of Ernst & Young LLP to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section 6, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date (or such Date of Delivery, as the case may be).
     (g) Subsequent to the date hereof or, if earlier, the dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, there shall not have been (i) any change or decrease specified in the letter or letters referred to in Section 6(e) or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business, assets, prospects or properties of the Transaction Entities and the Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the

Securities as contemplated by the Registration Statement, the General Disclosure Package and the Prospectus (for the avoidance of doubt, exclusive of any amendment or supplement thereto), (iii) any downgrading in, or withdrawal of, the rating of any debt securities of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the 1933 Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating), (iv) any suspension or material limitation by the Commission of trading in the Common Stock or trading in securities generally on the NYSE or any setting of minimum or maximum prices on such Exchange, or maximum ranges of prices have been required, by such Exchange or by such system or by order of the Commission, FINRA or any other governmental authority, (v) any banking moratorium declared either by Federal or New York State authorities, (vi) any outbreak or significant escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis or any significant change in national or international political, financial or economic condition, the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the General Disclosure Package and the Prospectus (for the avoidance of doubt, exclusive of any amendment or supplement thereto) or (vii) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in the Representatives’ opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company.
     (h) On or prior to the Closing Date, the Representatives shall have received lock-up agreements substantially in the form of Exhibit B hereto (the “Lock-up Agreements”) from each of the executive officers and directors listed on Schedule III hereof.
     (i) On the Closing Date, the Securities shall have been approved for listing on the NYSE, subject only to official notice of issuance.
     (j) On the Closing Date (or the applicable Date of Delivery, as the case may be), counsel for the Underwriters shall have been furnished with such other documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Transaction Entities in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters.
     (k) Prior to the Closing Date (or the applicable Date of Delivery, as the case may be), the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          Any certificate or document signed by any officer or representative of the Transaction Entities and delivered to the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by each of the Transaction Entities to the Underwriters as to the statements made therein.
          The Transaction Entities will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. The Representatives may in their sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of the Closing Date (or the applicable Date of Delivery, as the case may be) or otherwise.
          If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date or the applicable Date of Delivery, as the case may be, by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.
          The documents required to be delivered by this Section 6 shall be delivered at the offices of Sidley Austin llp, counsel for the Underwriters, at 787 Seventh Avenue, New York, NY 10019, on the Closing Date (or the applicable Date of Delivery, as the case may be).
          7. Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof (other than Section 6(g)(vi)) is not satisfied, because of any termination pursuant to Section 10 hereof (other than Section 10(a)(iii)) or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representatives on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.
          8. Indemnification and Contribution. (a) Each of the Transaction Entities agrees, jointly and severally, to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the Rule 430B Information, or in any amendment to the Registration Statement, or in the General Disclosure Package, any preliminary prospectus, the Prospectus, any Issuer Free Writing Prospectus or the roadshow materials used in connection with the offer of Securities or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein (other than with respect to the Registration Statement or any amendment thereto, in light of the circumstances under which they were made) or necessary to make the statements therein not misleading, and agrees, jointly and severally, to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, none of the Transaction Entities will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which any Transaction Entities may otherwise have.
          (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless each of the Transaction Entities and each of the Company’s directors and each of the Company’s officers who signed the Registration Statement, and each person who controls the Transaction Entities within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Transaction Entities to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth under the heading “Underwriting,” (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to the concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any preliminary prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any preliminary prospectus or the Prospectus.
          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, which consent shall not be unreasonably withheld, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (x) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.
          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Transaction Entities and the Underwriters agree, severally in proportion to their respective commitments to purchase the Firm Securities specified in Schedule I hereto, to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively, “Losses”) to which the Transaction Entities and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Transaction Entities on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Transaction Entities and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits, but also the relative fault of the Transaction Entities on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Transaction Entities shall be deemed to be equal to the total net proceeds from the offering of the Securities (before deducting expenses) received by it; and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Transaction Entities on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Transaction Entities and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Transaction Entities within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Transaction Entities subject in each case to the applicable terms and conditions of this paragraph (d).
          9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Firm Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Firm Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Firm Securities set forth opposite the names of all the remaining Underwriters) the Firm Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Firm Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Firm Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Firm Securities, and if such nondefaulting Underwriters do not purchase all the Firm Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five business days, as the Representatives shall determine in order that the required changes in the Registration Statement, the General Disclosure Package and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.
          10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, (a) if at any time prior to such time, (i) trading in the Common Stock shall have been suspended or materially limited by the Commission or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum or maximum prices shall have been established on such Exchange, or maximum ranges of prices have been required, by such Exchange or by order of the Commission, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic condition, the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the

Securities as contemplated by the General Disclosure Package and the Prospectus (for the avoidance of doubt, exclusive of any amendment or supplement thereto), (iv) if there has been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, the Prospectus and the General Disclosure Package, a Material Adverse Effect, or (v) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in the Representatives’ opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company or (b) as provided in Sections 6 and 9 hereof.
          11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Transaction Entities or any officer of any of the Transaction Entities and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Transaction Entities or any of their respective officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.
          12. No Fiduciary Relationship. The Transaction Entities acknowledge and agree that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other hand, (ii) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, the Operating Partnership or their respective securityholders, creditors, employees or any other party, (iii) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or the Operating Partnership with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Operating Partnership on other matters) and no Underwriter has any obligation to the Company or the Operating Partnership with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Operating Partnership, and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.
          13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed to Merrill Lynch, Pierce, Fenner & Smith Incorporated at One Bryant Park, New York, New York 10036 Attention: Syndicate Department (facsimile: (646) 855-3073) with a copy to (a) Merrill Lynch, Pierce, Fenner & Smith Incorporated at One Bryant Park, New York, New York 10036, Attention: ECM Legal (facsimile: (212) 230-8730); (b) KeyBanc Capital Markets Inc. at 800 Superior Avenue, 17th Floor, Cleveland, Ohio 44114, Attention: Equity Capital Markets (facsimile: (216) 563-3830); (c) Deutsche Bank Securities Inc. at 60 Wall Street, 4th Floor, New York, New York 10005, Attention: ECM Syndicate Desk (facsimile: 212-797-9344), with a copy to the General Counsel (facsimile: 212-797-4564); and (d) to J.P. Morgan Securities Inc. at 383 Madison Avenue, New York, New York 10179, Attention: Equity Syndicate Desk (facsimile: (917) 464-3198); or, if sent to the Company, will be mailed, delivered or telefaxed to (512) 732-2450 and confirmed to it at 805 Las Cimas Parkway, Suite 400, Austin, Texas 78746, attention of William C. Bayless, President and Chief Executive Officer, and Daniel Perry, Senior Vice President, Capital Markets, with a copy to Locke Lord Bissell & Liddell LLP, 2200 Ross Avenue, Suite 2200, Dallas, Texas 75201, Attention: Bryan L. Goolsby, Esq. (phone: (214) 740-8550; facsimile: (214) 740-8800).
          14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.
          15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.
          16. Waiver of Jury Trial. The Company, the Operating Partnership, ACCHL and the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
          17. Counterparts. This Agreement may be signed in one or more counterparts (including by facsimile), each of which shall constitute an original and all of which together shall constitute one and the same agreement.
          18. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.
[Signature Page Follows]

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Operating Partnership and the several Underwriters.

Very truly yours, AMERICAN CAMPUS COMMUNITIES, INC.
By:
Name:
Title:

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP By: American Campus Communities Holdings, LLC, its general partner, on behalf of itself and the Operating Partnership
By:
Name:
Title:

The foregoing Agreement is hereby confirmed
and accepted as of the date first above written.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
KeyBanc Capital Markets Inc.
Deutsche Bank Securities Inc.
J.P. Morgan Securities Inc.
as Representatives of the several Underwriters
By: MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:
Name:
Title:

By: KEYBANC CAPITAL MARKETS INC.

By:
Name:
Title:

By: DEUTSCHE BANK SECURITIES INC.

By:
Name:
Title:

By:
Name:
Title:

By: J.P. MORGAN SECURITIES INC.

By:
Name:
Title:

     For themselves and the several Underwriters listed on Schedule I hereto

SCHEDULE I

Number of
Firm Securities
Underwriters	to be Purchased
Merrill Lynch, Pierce, Fenner & Smith Incorporated	3,480,000
KeyBanc Capital Markets Inc.	3,480,000
Deutsche Bank Securities Inc.	1,920,000
J.P. Morgan Securities Inc.	1,920,000
Robert W. Baird & Co. Incorporated.	300,000
PNC Capital Markets LLC.	300,000
Piper Jaffray & Co.	300,000
Sandler O’Neill & Partners, L.P.	300,000

Total	12,000,000

S-I

SCHEDULE II
SPECIFY EACH ISSUER FREE WRITING PROSPECTUS OR OTHER INFORMATION CONVEYED ORALLY BY UNDERWRITERS TO PURCHASERS INCLUDED IN THE DISCLOSURE PACKAGE
Issuer Free Writing Prospectuses: None
Number of shares of Common Stock offered: 12,000,000 (or 13,800,000 if the Underwriters’ overallotment option is exercised in full)
Price to public: $27.00 per share

S-II

SCHEDULE III
Persons Subject to Lock-up Agreements
William C. Bayless, Jr.
R.D. Burck
G. Steven Dawson
Cydney C. Donnell
Edward Lowenthal
Winston W. Walker
Greg A. Dowell
James C. Hopke, Jr.
Jonathan A. Graf
Joseph M. Macchione
James E. Wilhelm III

S-III

Exhibit A
Opinion of Locke Lord Bissell & Liddell LLP
     1. The Company is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland (the “SDAT”). The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except to the extent that the failure to be so qualified would not have, or reasonably be expected to have, a Material Adverse Effect. The Company has the corporate power to own or lease its properties and to conduct its business in all material respects as described in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “The Company” and to enter into and perform its obligations under this Agreement.
     2. The Operating Partnership is a limited partnership duly formed and existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT. The Operating Partnership is duly qualified to do business as a foreign limited partnership and is in good standing under the laws of each jurisdiction which requires such qualification, except to the extent that the failure to be so qualified would not have, or reasonably be expected to have, a Material Adverse Effect. The Operating Partnership has the limited partnership power to own its properties and to conduct its business in all material respects as described in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “The Company” and to enter into and perform its obligations under this Agreement. ACCHL is the sole general partner of the Operating Partnership. To such counsel’s knowledge, the aggregate percentage interests of the Company and ACCHL in the Operating Partnership are 97.664% and 0.023%, respectively.
     3. ACCHL is a limited liability company duly formed and existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT. ACCHL has the limited liability company power to own or lease its properties and to conduct its business in all material respects as described in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “The Company” and to enter into and perform its obligations under this Agreement. The Company is the sole member of ACCHL.
     4. The Company has the corporate power to authorize, issue and sell the Securities in the manner contemplated by this Agreement. The issuance of the Securities has been duly authorized and, when issued and delivered by the Company in accordance with the Resolutions and this Agreement against payment of the consideration set forth therein, the Securities will be validly issued, fully paid and nonassessable and will conform, in all material respects, to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Description of Capital Stock.” The issuance of the Securities by the Company is not subject to preemptive or other similar rights arising under the Maryland General Corporation Law (the “MGCL”), the charter or bylaws of the Company, or any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument listed on Schedule A to this opinion (collectively, the “Material Contracts”).

     5. The Company has an authorized capitalization as set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Description of Capital Stock—General” and in the Company’s Registration Statement on Form 8-A, dated August 4, 2004, filed with the Commission pursuant to the Exchange Act, and the issued and outstanding shares of Common Stock (which do not include the Securities) (the “Company Outstanding Shares”) have been duly authorized and validly issued and are fully paid and nonassessable. The terms of the Common Stock conform, in all material respects, to the statements and descriptions related thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Description of Capital Stock.” The issuance of the Company Outstanding Shares by the Company was not subject to preemptive or other similar rights arising under the MGCL, the charter or bylaws of the Company or, to such counsel’s knowledge, any Material Contract. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, to such counsel’s knowledge, (a) no shares of Common Stock are reserved for issuance upon conversion, redemption or exchange or for any other purpose; (b) there are no outstanding securities convertible into or exchangeable for any shares of Common Stock; and (c) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of Common Stock or any other securities of the Company.
     6. The OP Units, including, without limitation, the OP Units to be issued to the Company in connection with the contribution by the Company of the net proceeds from the sale of the Securities to the Operating Partnership, have been duly authorized and, upon consummation of the transactions described in the Registration Statement, the General Disclosure Package and the Prospectus, will be validly issued and fully paid. The issuance of the OP Units by the Operating Partnership is not subject to preemptive or other similar rights arising under the Maryland Revised Uniform Limited Partnership Act, the Operating Partnership Agreement or any Material Contract. The terms of the OP Units conform, in all material respects, to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus. To such counsel’s knowledge, there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for OP Units.
     7. This Agreement constitutes the legal, valid and binding obligation of each Transaction Entity which is a party thereto, enforceable against each Transaction Entity which is a party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws.
     8. The Securities are duly listed, and admitted and authorized for trading on the Exchange, subject only to official notice of issuance.
     9. The Common Stock certificate complies with all applicable statutory requirements under the MGCL, the charter and bylaws of the Company and all applicable requirements of the NYSE.
     10. To such counsel’s knowledge, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Transaction Entities or the Subsidiaries or their property of a character required to be disclosed in the Registration Statement or the Prospectus which is not adequately disclosed therein, and to such counsel’s knowledge, there is no franchise, contract or other document to which any of the Transaction Entities is a party of a character required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements included in the Prospectus and the General Disclosure Package headings “Description of Capital Stock,” “Federal Income Tax Considerations and Consequences of Your Investment” and “Supplemental Federal Income Tax Considerations,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are in all material respects accurate and fair summaries of such legal matters, agreements, documents or proceedings.
     11. The Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement, or notice objecting to its use pursuant to Rule 401(g)(2), or order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued, and no proceedings for that purpose have been instituted or threatened; and the Registration Statement and the Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations.
     12. The documents filed by the Company pursuant to Sections 12, 13, 14 or 15 of the Exchange Act (other than the financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.
     13. None of the Transaction Entities is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus and the General Disclosure Package, none of the Transaction Entities will be, an “investment company” as defined in the 1940 Act.
     14. The execution, delivery and performance of this Agreement and the transactions contemplated hereby, and the sale and issuance of the Securities, do not require any consents, approvals, authorizations or orders to be obtained by the Company, ACCHL or the Operating Partnership, or any registrations, declarations or filings to be made by the Company, ACCHL or the Operating Partnership, in each case, under any Maryland statute, rule or regulation applicable to the Company, ACCHL or the Operating Partnership and, to such counsel’s knowledge, any court or other governmental agency or body, except (a) such as have been obtained under the 1933 Act or (b) such as may be required under the state securities or blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus and the General Disclosure Package and such other approvals as have been obtained.
     15. The execution, delivery and performance of this Agreement, the issuance and sale of the Securities, the consummation of any other of the transactions contemplated by this

Agreement and the fulfillment of the terms of this Agreement do not conflict with or result in a breach or violation of, or constitute a default under (a) the charter or bylaws of the Company, the Certificate of Limited Partnership of the Operating Partnership, the Operating Partnership Agreement, the articles of organization of ACCHL or the operating agreement of ACCHL, (b) the terms of any Material Contracts, (c) to such counsel’s knowledge, any Maryland law, or any decree, rule or regulation of any Maryland governmental authority applicable to the Company, ACCHL or the Operating Partnership, or (d) to such counsel’s knowledge, any New York or Delaware corporate or United States federal statute, law, rule, regulation, judgment, order or decree applicable to the Transaction Entities of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Transaction Entities or any of their properties (other than state securities or blue sky laws as to which such counsel need express no opinion), except in the case of clauses (b), (c) and (d) of this paragraph (xv), any breach or violation that would not have, or reasonably be expected to have, a Material Adverse Effect.
     16. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate, limited liability company or limited partnership action, as applicable, of each of the Company, ACCHL and the Operating Partnership, as applicable. This Agreement has been executed and, to such counsel’s knowledge, delivered by each Transaction Entity which is a party thereto. The Operating Partnership Agreement constitutes the valid and binding obligation of each of the Company, ACCHL and the Operating Partnership, enforceable against the Company, ACCHL or the Operating Partnership, as the case may be, in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity).
     17. The issuance of the Securities by the Company is not subject to preemptive or other similar rights arising under any of the Material Contracts.
     18. To such counsel’s knowledge, except as to the registration rights afforded to (a) holders of PIUs in the Operating Partnership in accordance with the grant notice thereof, (b) pursuant to the Registration Rights and Lock-up Agreement, dated as of March 1, 2006, between the Company and each of the persons who are signatories thereto and (c) pursuant to the Agreement and Plan of Merger, dated as of February 11, 2008, by and among GMH Communities Trust, GMH Communities, Inc., GMH Communities, LP, the Company, the Operating Partnership, American Campus Acquisition LLC and American Campus Acquisition Limited Partnership LP, no holders of securities of the Company or the Operating Partnership have rights to the registration of such securities under the Registration Statement.
     19. Each subsidiary listed on Schedule B hereto (each, a “Significant Subsidiary” and collectively, the “Significant Subsidiaries”) has been duly organized and is validly existing as a corporation, limited partnership or limited liability company in good standing under the laws of the jurisdiction in which such Significant Subsidiary is organized, with full power and authority (corporate or otherwise) to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Registration Statement, the General Disclosure Package

and the Prospectus, and is duly qualified to do business as a foreign corporation, limited partnership or limited liability company and is in good standing under the laws of each jurisdiction which requires such qualification, except to the extent that the failure to be so qualified would not have, or reasonably be expected to have, a Material Adverse Effect; other than ACCHL, the Operating Partnership and the Significant Subsidiaries listed on Schedule B hereto, the Company has no “significant subsidiaries” as such term is defined in Rule 1-02 of Regulation S-X of the rules and regulations of the Commission under the Act.
     20. All of the outstanding capital stock and limited liability company and limited partnership ownership interests of each Significant Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Registration Statement, the General Disclosure Package and the Prospectus, all such capital stock and outstanding ownership interests of the Significant Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries, to such counsel’s knowledge, after due inquiry, free and clear of any security interest, claim, lien or encumbrance, except for such security interests, claims, liens or encumbrances that would not have, or reasonably be expected to have, a Material Adverse Effect; to such counsel’s knowledge, none of such outstanding capital stock or ownership interests of any Significant Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Significant Subsidiary.
     21. The information in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 under the caption “Risk Factors—Risks Related to Our Organization and Structure” and in the Registration Statement and the Prospectus under the caption “Description of Capital Stock,” as of the date of the Prospectus and such Form 10-K, as applicable, and as of the date hereof, insofar as such information relates to provisions of Maryland law or the Company’s, ACCHL’s or the Operating Partnership’s organizational documents, constitutes a fair summary of such provisions of Maryland law or the Company’s, ACCHL’s or the Operating Partnership’s organizational documents, and is accurate in all material respects.
     22. Neither the issue and sale of the Securities, nor the consummation of any other of the transactions contemplated by this Agreement nor the fulfillment of the terms of this Agreement will conflict with or result in a breach or violation of (a) the certificate of incorporation, by-laws, certificate of formation, the operating agreement or partnership agreement (or similar organizational documents) of the Significant Subsidiaries or (b) to such counsel’s knowledge, any Texas, Delaware, Maryland corporate or United States federal statute, law, rule, regulation, judgment, order or decree applicable to the Significant Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Significant Subsidiaries or any of their properties (other than state securities or blue sky laws as to which such counsel need express no opinion), except in the case of clause (b) of this paragraph (22), any breach or violation that would not have, or reasonably be expected to have, a Material Adverse Effect.
     23. (i) the Company has qualified to be taxed as a REIT for the taxable years ended December 31, 2004, 2005, 2006, 2007, 2008 and 2009; (ii) as of the date of the opinion letter, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code; and (iii) the current and proposed method of operation of the Transaction Entities, as described in the Registration Statement, the General Disclosure

Package and the Prospectus and as represented by the Company and the Operating Partnership, will permit the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code.

Schedule A
Amended and Restated Partnership Agreement of American Campus Communities Operating Partnership LP.
First Amendment to Amended and Restated Agreement of Limited Partnership of American Campus Communities Operating Partnership LP, dated as of March 1, 2006, between American Campus Communities Holdings LLC and those persons who have executed such amendment as limited partners.
American Campus Communities, Inc. 2004 Incentive Award Plan.
Amendment No. 1 to American Campus Communities, Inc. 2004 Incentive Award Plan, dated as of November 2, 2007.
Amendment No. 2 to American Campus Communities, Inc. 2004 Incentive Award Plan, dated as of March 5, 2008.
American Campus Communities, Inc. 2010 Incentive Award Plan.
American Campus Communities, Inc. 2004 Outperformance Bonus Plan.
PIU Grant Notice (including Registration Rights), dated as of August 20, 2007.
Indemnification Agreement between American Campus Communities, Inc. and certain of its directors and officers.
Employment Agreement, dated as of August 11, 2004, between American Campus Communities, Inc. and William C. Bayless, Jr.
Amendment No. 1 to Employment Agreement, dated as of April 28, 2005, between American Campus Communities, Inc. and William C. Bayless, Jr.
Amendment No. 2 to Employment Agreement, dated as of November 1, 2007, between American Campus Communities, Inc. and William C. Bayless, Jr.
Third Amendment to Employment Agreement, dated as of March 23, 2010, between American Campus Communities, Inc. and William C. Bayless, Jr.
Separation Agreement, dated as of November 5, 2009, between American Campus Communities, Inc. and Brian B. Nickel.
Employment Agreement, dated as of April 18, 2005, between American Campus Communities, Inc. and James C. Hopke.
Amendment No. 1 to Employment Agreement, dated as of November 1, 2007, between American Campus Communities, Inc. and James C. Hopke.

Second Amendment to Employment Agreement, dated as of March 23, 2010, between American Campus Communities, Inc. and James C. Hopke.
Employment Agreement, dated as of April 28, 2005, between American Campus Communities, Inc. and Greg A. Dowell.
Amendment No. 1 to Employment Agreement, dated as of November 1, 2007, between American Campus Communities, Inc. and Greg A. Dowell.
Second Amendment to Employment Agreement, dated as of March 23, 2010, between American Campus Communities, Inc. and Greg A. Dowell.
Employment Agreement, dated as of November 1, 2007, between American Campus Communities, Inc. and Jonathan A. Graf.
First Amendment to Employment Agreement, dated as of March 23, 2010, between American Campus Communities, Inc. and Jonathan A. Graf.
Employment Agreement, dated as of January 30, 2009, between American Campus Communities, Inc. and James E. Wilhelm III.
First Amendment to Employment Agreement, dated as of March 23, 2010, between American Campus Communities, Inc. and James E. Wilhelm III.
Confidentiality and Noncompetition Agreement, dated as of August 11, 2004, by and between American Campus Communities, Inc. and William C. Bayless, Jr.
Confidentiality and Noncompetition Agreement, dated as of April 28, 2005, by and between American Campus Communities, Inc. and Greg A. Dowell.
Confidentiality and Noncompetition Agreement, dated as of November 1, 2007, between American Campus Communities, Inc. and Jonathan A. Graf.
Confidentiality and Noncompetition Agreement, dated as of April 18, 2005, between American Campus Communities, Inc. and James C. Hopke, Jr.
Confidentiality and Noncompetition Agreement, dated as of January 30, 2009, between American Campus Communities, Inc. and James E. Wilhelm III.
Second Amended and Restated Credit Agreement, dated as of August 14, 2009, among American Campus Communities Operating Partnership LP, as Borrower, American Campus Communities, Inc., as Parent Guarantor, the Subsidiary Guarantors listed on the signature pages thereto, the banks, financial institutions and other institutional lenders listed on the signature pages thereto as Initial Lenders, KeyBank National Association, as the initial issuer of Letters of Credit, Swing Line Bank and Administrative Agent, JPMorgan Chase Bank, N.A. and Bank of America, N.A., as Co-Syndication Agents, Deutsche Bank Trust Company Americas and U.S. Bank National Association, as Co-Documentation Agents, and KeyBank Capital Markets Inc., as Lead Arranger.

First Amendment to Second Amended and Restated Credit Agreement dated as of July 30, 2010 among American Campus Communities Operating Partnership LP, as Borrower; American Campus Communities, Inc., as Parent Guarantor; the Subsidiary Guarantors listed on the signature pages thereto; KeyBank National Association; the other lenders that are signatories thereto; and KeyBank National Association, as Administrative Agent.
First Amendment to Second Amended and Restated Credit Agreement dated as of July 30, 2010 among American Campus Communities Operating Partnership LP, as Borrower; American Campus Communities, Inc., as Parent Guarantor; the Subsidiary Guarantors listed on the signature pages thereto; KeyBank National Association; the other lenders that are signatories thereto; and KeyBank National Association, as Administrative Agent.
Senior Secured Term Loan Agreement, dated as of May 23, 2008, among American Campus Communities, Inc., as Parent Guarantor, American Campus Communities Operating Partnership LP, as Borrower, the Subsidiary Guarantors named therein, the Initial Lenders named therein, KeyBank National Association, as Administrative Agent, and KeyBanc Capital Markets Inc., as Lead Arranger.
First Amendment to Senior Secured Term Loan Agreement, dated as of November 10, 2008, among American Campus Communities, Inc., as Parent Guarantor, American Campus Communities Operating Partnership LP, as Borrower, the Subsidiary Guarantors listed on the signature pages thereto, KeyBank National Association, as Administrative Agent, and the other lenders that are signatories thereto.
Contribution and Sale Agreement, dated as of December 2, 2005, among Royal Tallahassee Partnership, Royal Tallahassee Partnership II Limited Partnership, Royal Tallahassee III Partnership, Royal Gainesville Limited Partnership, Royal Orlando Limited Partnership, Royal Lexington Limited Partnership, Royal Tucson Entrada Real Limited Partnership, Royal Texas-Tennessee Limited Partnership, Royal Texas-Tennessee II Limited Partnership, Raiders Pass Phase II Limited Partnership, Royal San Marcos Limited Partnership and Royal San Antonio Limited Partnership, on the one hand, and American Campus Communities, Inc. and American Campus Communities Operating Partnership LP, on the other hand.
First Amendment to Contribution and Sale Agreement, dated as of December 16, 2005, among Royal Tallahassee Partnership, Royal Tallahassee Partnership II Limited Partnership, Royal Tallahassee III Partnership, Royal Gainesville Limited Partnership, Royal Orlando Limited Partnership, Royal Lexington Limited Partnership, Royal Tucson Entrada Real Limited Partnership, Royal Texas-Tennessee Limited Partnership, Royal Texas-Tennessee II Limited Partnership, Raiders Pass Phase II Limited Partnership, Royal San Marcos Limited Partnership and Royal San Antonio Limited Partnership, on the one hand, and American Campus Communities, Inc. and American Campus Communities Operating Partnership LP, on the other hand.
Second Amendment to Contribution and Sale Agreement, dated as of January 30, 2006, among Royal Tallahassee Partnership, Royal Tallahassee Partnership II Limited Partnership, Royal Tallahassee III Partnership, Royal Gainesville Limited Partnership, Royal Orlando Limited Partnership, Royal Lexington Limited Partnership, Royal Tucson Entrada Real Limited

Partnership, Royal Texas-Tennessee Limited Partnership, Royal Texas-Tennessee II Limited Partnership, Raiders Pass Phase II Limited Partnership, Royal San Marcos Limited Partnership and Royal San Antonio Limited Partnership, on the one hand, and American Campus Communities, Inc. and American Campus Communities Operating Partnership LP, on the other hand.
Third Amendment to Contribution and Sale Agreement, dated as of February 7, 2006, among Royal Tallahassee Partnership, Royal Tallahassee Partnership II Limited Partnership, Royal Tallahassee III Partnership, Royal Gainesville Limited Partnership, Royal Orlando Limited Partnership, Royal Lexington Limited Partnership, Royal Tucson Entrada Real Limited Partnership, Royal Texas-Tennessee Limited Partnership, Royal Texas-Tennessee II Limited Partnership, Raiders Pass Phase II Limited Partnership, Royal San Marcos Limited Partnership and Royal San Antonio Limited Partnership, on the one hand, and American Campus Communities, Inc. and American Campus Communities Operating Partnership LP, on the other hand.
Fourth Amendment to Contribution and Sale Agreement, dated as of February 8, 2006, among Royal Tallahassee Partnership, Royal Tallahassee Partnership II Limited Partnership, Royal Tallahassee III Partnership, Royal Gainesville Limited Partnership, Royal Orlando Limited Partnership, Royal Lexington Limited Partnership, Royal Tucson Entrada Real Limited Partnership, Royal Texas-Tennessee Limited Partnership, Royal Texas-Tennessee II Limited Partnership, Raiders Pass Phase II Limited Partnership, Royal San Marcos Limited Partnership and Royal San Antonio Limited Partnership, on the one hand, and American Campus Communities, Inc. and American Campus Communities Operating Partnership LP, on the other hand.
Registration Rights and Lock-Up Agreement, dated as of March 1, 2006, between American Campus Communities, Inc. and each of the persons who are signatory thereto.
Tax Matters Agreement, dated as of March 1, 2006, among American Campus Communities Operating Partnership LP, American Campus Communities, Inc., American Campus Communities Holdings LLC and each of the limited partners of American Campus Communities Operating Partnership LP who have executed a signature page thereto.
Agreement and Plan of Merger, dated as of February 11, 2008, among GMH Communities Trust, GMH Communities, Inc., GMH Communities, LP, American Campus Communities, Inc., American Campus Communities Operating Partnership LP, American Campus Communities Acquisition LLC and American Campus Communities Acquisition Limited Partnership.
Agreement for Assignment of LLC Interests, dated as of June 1, 2010, between GF II/GMH II LLC and American Campus Communities Operating Partnership LP.
Agreement for Assignment of LLC Interests, dated as of June 1, 2010, between GF III/ACC LLC and American Campus Communities Operating Partnership LP.

Schedule B

State of Incorporation of
Subsidiary	Formation
American Campus Communities Services, Inc.	Delaware
ACC OP Management, LLC	Delaware
GMH Communities, LP	Delaware
Monks Road Associates, LLC	Delaware
Woodhaven Circle Associates, LLC	Delaware
Woodhaven Circle Associates II, LLC	Delaware
La Riviera Drive Associates, LP	Delaware
Clarizz Boulevard Associates, LLC	Delaware
Third Street Associates, LLC	Delaware
Southeast Region II, LLC	Delaware
Greenville Associates, LLC	Delaware
Southern Eagle Associates, LLC	Delaware
Campus Club Associates, LLC	Delaware
Lanier Drive Associates, LLC	Delaware
Lakeside Associates, LLC	Delaware
SHP-Riverclub LLC	Delaware
ACC OP CC I — Tallahassee LLC	Delaware
ACC OP CC II — Tallahassee LLC	Delaware
Rutherford Boulevard Associates, LLC	Delaware
ACC OP (Pirates Place) LLC	Delaware
Bowling Green Associates, LLC	Delaware
Brown Road Associates, LLC	Delaware
Willowtree Associates I, LLC	Delaware
Willowtree Associates II, LLC	Delaware
Abbott Road Associates, LLC	Delaware
Croyden Avenue Associates, LLC	Delaware
Sterling Way Associates, LLC	Delaware
Keller Boulevard Associates, LLC	Delaware
Southeast Region I, LLC	Delaware
Campus View Drive Associates, LLC	Delaware
Lubbock Two Associates, LLC	Delaware

[Form of Lock-Up Agreement]	Exhibit B
American Campus Communities, Inc.
Public Offering of Common Stock
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
KeyBanc Capital Markets Inc.
Deutsche Bank Securities Inc.
J.P. Morgan Securities Inc.
as Representatives of the several Underwriters
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
One Bryant Park
New York, New York 10036
Ladies and Gentlemen:
     This letter is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”), among American Campus Communities, Inc., a Maryland corporation (the “Company”), American Campus Communities Operating Partnership LP, a Maryland limited partnership, and each of you as representatives of a group of underwriters named therein (the “Underwriters”), relating to an underwritten public offering (the “Offering”) of common stock, $0.01 par value (the “Common Stock”), of the Company.
     In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, including, without limitation, OP Units (as defined in the Underwriting Agreement), enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any of these transactions are to be settled by delivery of Common Stock or other securities, in cash or otherwise, or publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of the Representatives for the period from the date of the Prospectus (as defined in the Underwriting Agreement) through and including the 60th day following the date of the Prospectus (such period, the “Lock-Up Period”). In addition, during the Lock-Up Period the undersigned will not make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, including, without limitation, OP Units, without the prior written consent of the

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Representatives. The Representatives in their joint discretion may release any of the securities subject to lock-up agreements at any time without notice.
     Notwithstanding the foregoing, the undersigned may transfer any shares of Common Stock owned by him or her or any interest therein (i) for estate-planning purposes to (x) a trust under which the distribution of the shares of Common Stock transferred thereto may be made only to beneficiaries who are the undersigned, his or her spouse, his or her parents, members of his or her immediate family or his or her lineal descendants (collectively, “Permitted Family Members”), (y) a corporation the stockholders of which are only the undersigned or Permitted Family Members or (z) a partnership the partners of which are only the undersigned or Permitted Family Members or (ii) in case of the death of the undersigned, by will or by the laws of intestate succession, to his or her executors, administrators, testamentary trustees, legatees or beneficiaries (each such person to which a transfer is permitted pursuant to clauses (i) and (ii) immediately above is hereinafter referred to as a “Permitted Transferee”); provided, however, that in each such case, the shares of Common Stock transferred shall be subject to all provisions of this agreement as though the undersigned were still the holder of such shares of Common Stock; and provided, further, that the Permitted Transferee must execute and deliver to the Representatives an agreement stating that the Permitted Transferee is receiving and holding such shares of Common Stock in the same manner as the person making the transfer.

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If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise automatically be terminated.

Yours very truly,

Date:	Signature:

Print Name:

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